ASSET PURCHASE AGREEMENT


     Agreement made as of the 26th day of March, 1999 by and among Unidigital Inc., a Delaware corporation with its principal office at 229 West 28th Street, New York, New York 10001 ("UNIDIGITAL"), its wholly owned subsidiary, Unison
(NY), Inc., a Delaware corporation with its principal office at c/o Unidigital Inc., 229 West 28th Street, New York, New York (the "BUYER"), Peter X(+C) Limited, a New York corporation with its principal office at 200 Varick Street (#600) New York, New York (the "SELLER") and Peter Ksiezopolski, the holder of all the issued and outstanding capital stock of the Seller (the "SHAREHOLDER"). The Seller and the Shareholder are sometimes collectively referred to herein as the "SELLING PARTIES."

                              Preliminary Statement
                              ---------------------

     The Seller is engaged principally in the digital prepress business (the "BUSINESS"). The Buyer desires to purchase, and the Seller desires to sell, certain of the assets and the Business of the Seller, for the consideration set forth below and the assumption of certain of the Seller's liabilities set forth below, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1.                Sale and Delivery of the Assets
                           -------------------------------

         1.1               Delivery of the Assets.
                           ----------------------

                  (a) Subject to and upon the terms and conditions of this Agreement, except as specifically provided in Section 1.1(b) hereof, at the closing of the transactions contemplated by this Agreement (the "CLOSING"), the Seller shall sell, transfer, convey, assign and deliver to the Buyer, and the Buyer shall purchase from the Seller, free and clear of all liens, liabilities, security interests, leasehold interests and encumbrances of any nature whatsoever (except as otherwise expressly provided herein), all of the properties, assets and other claims, rights and interests of the Seller or which are used in the Business of whatever kind, character or description, whether real, personal or mixed, tangible or intangible, wherever situated, including without limitation:

                    (i) all inventories of raw materials, work in process, goods in transit (i.e., inventories purchased by, but not delivered to, the Seller), finished goods, office supplies, maintenance supplies, packaging materials, spare parts and similar items (collectively, the "INVENTORY");

                    (ii)   all   accounts  receivable   and   notes   receivable
(including   any  security  held   by   the  Seller  for  the  payment  thereof)
(collectively, the "ACCOUNTS RECEIVABLE");

                    (iii)  those prepaid  expenses  set forth in Schedule 1.1(a)
                                                                 ---------------
(iii);
-----

                    (iv) all rights under the contracts, agreements, leases, licenses, purchase orders, customer sales agreements and other instruments set forth on Schedule 2.13(a) attached hereto (collectively, the "CONTRACT RIGHTS");
         ---------------

                    (v) all bank accounts of the Business and other assets listed on Schedule 2.9;

                    (vi) all books; payment records; accounts; customer lists; environmental reports or studies; correspondence; production records; technical, accounting, manufacturing and procedural manuals; engineering data; development and design data; plans, blueprints, specifications and drawings; employment and personnel records; and other useful business records, including electronic media, and any confidential or other information which has been reduced to writing, utilized in the conduct of or relating to the Business or the Assets as hereinafter defined), subject to the Seller's right to retain copies thereof which the Seller reasonably requires for its ongoing operation, winding-up or dissolution;

                     (vii) all rights of the Seller under express or implied warranties from the suppliers of the Assets to the extent transferable (but excluding such rights insofar as the same pertain to liabilities retained by the Seller hereunder);

                     (viii) the motor vehicles and other rolling stock listed on Schedule 1.1(a)(viii);
   ---------------------

                     (ix) all of the machinery, equipment, tools, dies, tooling, production fixtures, maintenance machinery and equipment, computers, telecommunication systems, fittings and other office equipment and furniture, whether or not reflected as capital assets in the accounting records of the
Seller which are owned by the Seller and used or useful in the Business including but not limited to all of the foregoing located at the locations set forth on Schedule 2.8 (collectively, the "FIXED ASSETS");
         ------------

                     (x) all right, title and interest of the Seller in and to all intangible property rights relating to the Business, including but not limited to inventions, discoveries, trade secrets, processes, formulas, know-how, United States and foreign patents, patent applications, trade names, and those names listed on Schedule 2.20 attached hereto, trademarks, trademark
                            -------------
registrations, applications for trademark registrations, copyrights, copyright registrations, certification marks, industrial designs, technical expertise, research data and other similar property and the registrations and applications for registration thereof owned by the Seller or, where not owned, used by the Seller in the Business and all goodwill associated therewith and all licenses and other agreements to which the Seller is a party (as licensor or licensee) or by which the Seller is bound relating to any of the foregoing kinds of property or rights to any "know-how" or disclosure or use of ideas (collectively, the "INTANGIBLE PROPERTY");

                     (xi) all transferable approvals, authorizations, certifications, consents, variances, permissions, licenses and permits to or from, or filings, notices or recordings to or with, federal, state, foreign, and local governmental authorities as held or effected by the Seller in connection with the Assets;

                     (xii) all of the Seller's goodwill and the exclusive right to use the names of the Seller as all or part of a corporate name;

                     (xiii) except as specifically provided in Section 1.1(b) hereof, all other assets, properties, claims, rights and interests of the Seller which relate to the Business and exist on the date hereof, of every kind and nature and description, whether tangible or intangible, real, personal or mixed; and

                     (xiv)  cash or cash equivalents ("CASH").

                  (b) Notwithstanding the provisions of Section 1.1(a) above, the assets to be transferred to the Buyer under this Agreement shall not include
(i) any of Seller's rights or consideration under this Agreement, or (ii) any refunds of federal, state, foreign or local income or other tax paid by the Seller, or (iii) any insurance policies (including life insurance policies) currently held by the Seller and related premium agreements for general liability, product liability and workers compensation insurance for periods prior to the date of Closing, (iv) any real estate or leases, subleases, licensing or other interests relating to real property (including proceeds or consideration for the surrender thereof and the return of security deposits related thereto), or (v) those assets listed on Schedule 1.1(b) attached hereto
                                                 --------------
(collectively, the "EXCLUDED ASSETS").

                  (c) The Inventory, Accounts Receivable, Contract Rights, Fixed Assets, Intangible Property, Cash and other properties, assets and business of the Seller described in Section 1.1(a) above, other than the Excluded Assets, shall be referred to collectively as the "ASSETS."

         1.2               Further Assurances.
                           ------------------

                  (a) At the Closing, the Seller shall execute and deliver a Bill of Sale (the "BILL OF SALE") substantially in the form attached hereto as Exhibit A, and the assignments described in Sections 7.14(b) and (c) hereof. At
---------
any time and from time to time after the Closing, at the Buyer's request and without further consideration, the Selling Parties (or their successors) promptly shall execute and deliver such assignments of leases and other instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as the Buyer may reasonably request to more effectively transfer, convey and assign to the Buyer, and to confirm the Buyer's title to, all of the Assets and the Business, to put the Buyer in actual possession and operating control thereof, to assist Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

                  (b) The Selling Parties and the Buyer each will use its best efforts to obtain as promptly as possible written consents to the transfer, assignment or sublicense to the Buyer of all agreements, commitments, purchase orders, contracts, licenses, leases, rights and other contract documents being transferred pursuant to Section 1.1(a) hereof where the approval or other consent of any other person is required. If any such approval or consent cannot be obtained, or if the parties hereafter agree in writing that it is not in their respective best interests to obtain any such approval or other consent, the Selling Parties will cooperate with the Buyer in any reasonable arrangement designed to provide the Buyer with substantially the same benefits as if such approval or other consent had been obtained and the transfer effected at the Closing.

         1.3               Assumption of Liabilities.
                           -------------------------

                  (a) At the Closing, the Buyer shall execute and deliver an Instrument of Assumption of Liabilities (the "ASSUMPTION AGREEMENT") substantially in the form attached hereto as Exhibit B, pursuant to which it
                                                ---------
shall assume and agree to (i) perform, pay and discharge, in accordance with their respective terms, all those liabilities and obligations set forth on
Schedule  1.3(a)  attached  hereto which were incurred in the ordinary course of
---------------
business of the Business and are outstanding at the time of the Closing, not to exceed $200,000 unless otherwise agreed by the Buyer (the obligations set forth in (i) are collectively, the "ASSUMED CURRENT LIABILITIES"); (ii) perform in accordance with their terms those obligations outstanding at the time of the Closing under the Contract Rights; and (iii) perform in accordance with their terms those liabilities arising after the time of Closing from any agreement, contract, commitment or other contract documents which the Buyer has requested be transferred to it pursuant to Section 1.1(a) but which has not been so transferred due to the failure of the Seller to obtain the consent or approval required for such transfer, provided that the Buyer has received substantially the same benefit of such contract as if such consent or approval had been obtained (the obligations set forth in (i), (ii) and (iii) are, collectively, the "ASSUMED LIABILITIES").

                  (b) Except as otherwise provided herein, the Buyer shall not assume any of the liabilities of the Selling Parties and shall purchase the Assets free and clear of all liens, mortgages, security interests, encumbrances and claims and the Selling Parties each represent, warrant and agree that the Buyer shall not be or become liable for any claims, demands, liabilities or obligations not expressly assumed in this Agreement of any kind whatsoever arising out of or relating to the conduct of the Business by Seller or the Assets or Assumed Liabilities prior to the date hereof. Without limiting the foregoing, the Buyer shall not at the Closing assume or agree to perform, pay or discharge, and the Selling Parties shall remain unconditionally liable for, all obligations, liabilities and commitments, fixed or contingent, of the Selling Parties other than the Assumed Liabilities, including but not limited to:

                    (i) severance, termination or other payments or benefits (including but not limited to post-retirement benefits) including but not limited to those owing under the Seller's severance policy or any employment agreement to any employees (union or non-union), sales agents or independent contractors employed by the Seller prior to the Closing (collectively, "SELLER'S EMPLOYEES"), liabilities arising under any federal, state, local or foreign

"plant closing law", liabilities accruing under the Seller's employee benefit plans, vacation pay plans or programs, retirement plans, and liabilities for any Employee Plan (as defined in Section 2.21 except those liabilities to Seller's Employees who become employees of the Buyer after the Closing relating solely to and arising solely out of their term of employment with the Buyer);

                    (ii) worker's compensation claims arising from events prior to the Closing;

                    (iii) profit sharing, stock option or other stock-based awards made to Seller's Employees;

                    (iv)    liabilities  for   any   federal,  state,  local  or
foreign income taxes (including interest, penalties and additions to such taxes) or any deferred income taxes of the Selling Parties;

                    (v) liabilities for any payroll taxes (including interest, penalties and additions to such taxes), except those liabilities to Seller's Employees who become employees of the Buyer after the Closing relating solely to and arising solely out of their term of employment with the Buyer;

                    (vi)    liabilities     incurred    for    violations     of
occupational safety, wage, health, welfare, employee benefit or environmental laws or regulations prior to the date hereof;

                    (vii) liabilities to the extent related to the Excluded Assets;

                    (viii) any tax (including but not limited to any federal, state, local or foreign income, franchise, single business, value added, excise, customs, intangible, sales, transfer, recording, documentary or other tax) imposed upon, or incurred by, the Selling Parties, if any, in connection with or related to the Business, this Agreement or the transactions contemplated hereby (including interest, penalties and additions to such taxes);

                    (ix) liabilities for any commercial rent taxes to the extent accrued but not paid prior to the date hereof;

                    (x) other than the Assumed Liabilities, any liabilities of the Seller to third parties arising out of the failure of the Seller to obtain any necessary consents to the assignment to the Buyer of contracts or leases to which the Seller is a party (including damages asserted by third parties for breach of such contracts or leases due to the failure to obtain such consents);

                    (xi) liabilities, contingent or otherwise, which are not disclosed on Schedule 1.3(a);
                 ---------------

                    (xii)   liabilities  for  borrowed   money  or  liabilities,
other than the Assumed Liabilities, to creditors of the Selling Parties;

                    (xiii) liabilities of the Seller for any state franchise taxes or annual license or other fees relating to qualification as a foreign corporation or authorization to do business in such states (including interest, penalties and additions to such taxes and fees);

                    (xiv) liabilities for borrowed money or other liabilities of Seller to its shareholder. It is expressly agreed that sellers shareholder hereby releases Seller from, and waives repayment of, any and all obligations of Seller to its shareholder;

                    (xv) any liability associated with that certain lawsuit entitled Aileen Kuo, Plaintiff vs. Pei, Cobb, Freed & Partners, Simon,
                   -------------------------------------------------------------
Martin-Vegue, et.al. filed  in  San  Francisco County Superior Court as Case No.
--------------------
992115; and

                    (xvi)   any  other   liabilities  of   any  kind  or  nature
whether now in existence or arising hereafter not expressly assumed by the Buyer under Section 1.3(a) hereof.

         1.4               Purchase Price.
                           --------------

                  (a) The purchase price for the Assets shall be Three Hundred Seventy Thousand Dollars ($370,000) plus certain cash proceeds from the collection of Accounts Receivable (as defined below) and a contingent earnout, all as described below, plus the assumption by the Buyer of the Assumed Liabilities (the "PURCHASE PRICE").

                  (b)  The Purchase Price shall be payable as follows:

                    (i) At the Closing, Buyer shall deliver to Seller Forty Thousand (40,000) shares of restricted Unidigital common stock (the "UNIDIGITAL STOCK") (the "UNIDIGITAL STOCK CONSIDERATION");

                    (ii) At the Closing, Buyer shall pay to Seller or its designees Seventy Thousand Dollars ($70,000) cash (together with the payments referred to in Section 1.4(b)(iii) and 1.4(c) below, the "CASH CONSIDERATION");

                    (iii) On April 1, 2000, Buyer shall pay to Seller or its designees One Hundred Thousand Dollars ($100,000); and

                    (iv)    Subject  to  the provisions of  this  Section 1.4(e)
(iv), an earnout payment (the "EARNOUT PAYMENT"). The Earnout Payment shall be due in the event that gross sales less discounts, credits, sales taxes and delivery charges attributable to the sales efforts of the Shareholder and Kathy Wright for Unidigital and its consolidated subsidiaries (hereinafter the "NET SALES") for any of the twelve (12) month periods ending March 31, 2000, March 31, 2001 and March 31, 2002 (each such twelve month period being referred to as an "EARNOUT YEAR") exceed $1,600,000 (the "BASE AMOUNT") as follows:

                         (A)  If the Net Sales for any  particular  Earnout Year
are greater than the Base Amount but less than Two Million Four Hundred Thousand Dollars ($2,400,000), then the Seller shall be paid an amount equal to twenty percent (20%) of the sales in excess of the Base Amount for that Earnout Year.

                         (B)  If the Net Sales for any  particular  Earnout Year
are  equal  to or  greater  than  Two  Million  Four  Hundred  Thousand  Dollars
$2,400,000) but less than Three Million Two Hundred Thousand Dollars ($3,200,000), then the Seller shall be paid an amount equal to twenty-two percent (22%) of the Net Sales in excess of the Base Amount for that Earnout Year.

                         (C)  If the Net Sales for  any  particular Earnout Year
are  equal  to  or greater  than  Three  Million  Two  Hundred  Thousand Dollars
($3,200,000) but less than Four Million Dollars ($4,000,000), then the Seller shall be paid an amount equal to twenty-four percent (24%) of the Net Sales in excess of the Base Amount for that Earnout Year.

                         (D)  If the Net Sales for  any  particular Earnout Year
are equal to or greater than Four Million Dollars ($4,000,000), then the Seller shall be paid an amount equal to twenty-five percent (25%) of the Net Sales in excess of the Base Amount for that Earnout Year.

                         (E)  If the  Net Sales  for any particular Earnout Year
are less than the Base Amount, Seller shall not be entitled to any Earnout Payment for that Earnout Year.

                         (F)  The Earnout Payment, if any, due in respect of the
Earnout Year ending March 31, 2000 (the "FIRST EARNOUT YEAR") shall be payable in cash (or, by further mutual agreement of the Buyer and the Seller, in some combination of cash and shares of Unidigital stock) within ninety (90) days after the end of the First Earnout Year or, if disputed, within ten (10) days after resolution of the dispute as set forth below.

                         (G)  With respect to Earnout  Payments, if any, due for
the Earnout Years ending March 31, 2001 and March 31, 2002 (respectively, the "SECOND EARNOUT YEAR" and "THIRD EARNOUT YEAR"), fifty percent (50%) of the Earnout Payment shall be paid to Seller in cash (or, by further mutual agreement of the Buyer and the Seller in some combination of cash and shares of Unidigital
Sock) in twelve (12) equal monthly installments. Such payments shall be made within thirty (30) days after the end of each calendar month of the applicable Earnout Year but only to the extent measured by Net Sales in excess of the Base Amount which are actually collected prior to any such payment. The balance of the Earnout Payments due for the Second Earnout Year and the Third Earnout Year shall be paid within ninety (90) days after the end of the applicable Earnout Year, or, if disputed, within ten (10) days after resolution of the dispute as set forth below.

                         (H)  Notwithstanding  anything  contained herein to the
contrary, in the event that the Shareholder voluntarily terminates his employment with the Buyer, from and after the date of such termination, the Seller shall only be entitled to an amount equal to one-half (1/2) of the Earnout Payment as set forth in Sections
1.4 (b)(iv)(A) through (D) above for the period after such termination.

                         (I)  Any  Earnout   Payment  made  hereunder  shall  be
accompanied by an accounting from the Buyer setting forth the basis on which the calculation for the Earnout payment was made. Also, Seller shall be entitled to audit Unidigital's books for the purposes of determining the Net Sales for any particular Earnout Year. In the event a dispute regarding the amount of any Earnout Payment, the Seller shall notify the Buyer in writing (the "DISPUTE NOTICE") within sixty (60) days after any such Earnout Payment shall have been due. Within ten (10) days after receipt of the Dispute Notice, the parties shall use their best efforts to resolve such dispute. Upon their failure to do so, the dispute shall be submitted for arbitration as follows:

               (1) The arbitrator shall be a "Big Five" public accounting firm located in the City of New York, State of New York (other than Ernst & Young
LLP), unless both parties agree on the selection of another arbitrator. In the event the selected arbitrator declines or is unable to serve for any reason, the parties shall select another arbitrator. Upon their failure to agree on another arbitrator, the jurisdiction of the Supreme Court of the State of New York shall be invoked to make such selection.

               (2)  The  arbitrator   shall  follow  the  Commercial Arbitration
Rules of the American Arbitration Association, except as otherwise provided herein. The arbitrator shall substantially comply with the rules of evidence; shall grant essential but limited discovery; shall provide for the exchange of witness lists and exhibit copies; shall conduct a pretrial and consider dispositive motions. Each party shall have the right to request the arbitrator to make findings of specific factual issues.

               (3) The arbitrator shall complete its proceedings and render its decision within forty (40) days after submission of the dispute to it, unless both parties agree to an extension. Each party shall cooperate with the arbitrator to comply with procedural time requirements and the failure of either to do so shall entitle the arbitrator to extend the arbitration proceedings accordingly and to impose sanctions on the party responsible for the delay, payable to the other party.

               (4)  In   the  event  the  arbitrator  does   not   fulfill   its
responsibilities on a timely basis, either party shall have the right to require a replacement and the appointment of a new arbitrator.

               (5) The decision of the arbitrator shall be final and binding upon the parties and accordingly a judgment by a court of competent jurisdiction may be entered in accordance therewith.

               (6) Each party shall be responsible for one-half (1/2) of the fees of the arbitrator. Additionally, if the arbitrator finds that the Earnout Payment due to the Seller for any particular Earnout Year is three percent (3%) or more greater than the amount Buyer has proposed to pay, Buyer shall be responsible for the costs of Seller's audit of Net Sales.

                  (c) Buyer agrees to use reasonable efforts to collect the accounts receivable of the Business existing as of the Closing Date as set forth in Schedule 1.4(c) attached hereto (the "ACCOUNTS RECEIVABLE"). All proceeds
   ---------------
from the collection of the Accounts Receivable (net of third party collection costs) (the "ACCOUNTS RECEIVABLE PROCEEDS") shall be retained by the Buyer until the Accounts Receivable Proceeds equal the aggregate amount of the accounts payable of the Business existing as of the Closing Date as set forth in Schedule
                                                                        --------
1.4(c)  attached  hereto  (the  "ACCOUNTS  PAYABLE").  All  Accounts  Receivable
------
Proceeds, if any, in excess of an amount equal to the Accounts Payable shall be paid to the Seller within ten (10) days after the end of each calendar quarter in which they are received, beginning with the quarter ending June 30, 1999. Notwithstanding anything to the contrary contained herein, no further Accounts Receivable Proceeds shall be due to Seller with respect to amounts collected after the quarter ending September 30, 2000 (the "PROCEEDS TERMINATION DATE"), except for Accounts Receivable Proceeds collected after the Proceeds Termination Date pursuant to litigation commenced prior to the Proceeds Termination Date. In the event that, as of the Proceeds Termination Date, the Accounts Receivable Proceeds have been less than the Accounts Payable (as they existed on the Closing Date) the Seller shall pay the Buyer the amount of the difference within thirty (30) days. If, after such payment, Accounts Receivable Proceeds are collected pursuant to any litigation as referenced above, such Accounts Receivable Proceeds shall be paid to Seller.

         1.5               The Closing.
                           -----------

                  (a) The Closing shall take place at the offices of the Buyer (or at such other place as the parties may agree in writing) on March 30, 1999, or such other date mutually designated by Seller and Buyer. The date on which the Closing is held is referred to in this Agreement as the "CLOSING DATE". At the Closing, the parties shall make the closing deliveries referred to in Sections 7.14 and 8.6.

         1.6               Allocation of Purchase Price. The aggregate amount of
                           ----------------------------
the Purchase Price shall, for tax purposes only, be allocated among the Assets and Assumed Liabilities as the parties shall mutually agree within thirty (30) days of the Closing. The Seller and the Buyer agree that they will not take any position which is materially inconsistent with the allocations thus agreed to in preparing income, capital or franchise tax returns.

         2.                Representations of the Selling Parties
                           --------------------------------------

                  The representations and warranties made by the Selling Parties herein or in any instrument or document furnished in connection herewith shall survive the Closing until (and including) the third anniversary of the Closing Date. The representations and warranties in this Section 2 or in any document delivered to the Buyer pursuant to this Agreement are deemed to be material and the Buyer is entering into this Agreement relying on such representations and warranties. The Selling Parties, jointly and severally, represent and warrant to the Buyer as follows (it being understood that all references in this Section 2 to the Seller shall be deemed to include any of Seller's subsidiaries, unless the context otherwise requires):

         2.1               Organization.  The   Seller  is  a  corporation  duly
                           ------------
organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby. Schedule 2.1 sets forth
                                                         ------------
the authorized and outstanding capital stock of the Seller as well as the record and beneficial owners thereof. Except as set forth on Schedule 2.1, the Seller
                                                        ------------
does not own or control or participate in, directly or indirectly, any corporation, partnership, association or business entity. The Seller is duly qualified to do business and in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification. Schedule 2.1 contains a true, correct and complete list of all of
               ------------
the jurisdictions in which the ownership of the property used in the Business or the nature of the Business requires qualification.

         2.2               Authorization.  The  execution  and  delivery of this
                           -------------

Agreement (and all other agreements provided for herein) by the Seller, and the consummation by the Seller of all transactions contemplated hereby, has been duly authorized by all requisite corporate and shareholder action. This Agreement and all such other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which the Seller is a party constitutes the valid and legally binding obligations of the Seller, enforceable against it, in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally. The execution, delivery and performance by the Seller of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate the provisions of the Certificate of Incorporation or Bylaws of the Seller; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Seller pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which any of them is a party or by which any of them or any of their properties is or may be bound, other than with respect to obligations of Seller which will be discharged at or prior to Closing. Schedule 2.2 attached
                                                           ------------
hereto sets forth a true, correct and complete list of all consents, approvals, permissions, licenses, authorizations and other requirements prescribed by law, rule, regulation or by contract in connection with the consummation by the Seller of the transactions contemplated by this Agreement. Except as indicated on Schedule 2.2, all such items have been or will be, prior to the Closing Date,
   ------------
obtained and satisfied.

         2.3               Ownership  of the  Assets.  Except  as  set forth  on
                           -------------------------
Schedule 2.3 attached hereto, there are no claims, liabilities,  liens, pledges,
------------
charges, encumbrances and/or equities of any kind affecting the Assets (collectively, the "ENCUMBRANCES"). The Seller is the true and lawful owner of the Assets, and has the right to sell and transfer to the Buyer good and marketable title to all Assets, which are free and clear of all Encumbrances. The delivery to the Buyer of the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to all Assets in the Buyer, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever. The Assets to be conveyed to the Buyer hereunder constitute all properties, assets, rights and claims (except those related to real estate) which are necessary to or used in the conduct of the Business as currently conducted by the Seller.

         2.4               Financial Statements.
                           ---------------------

                  (a) The Seller has previously delivered to the Buyer its its profit and loss statements and a balance sheet on a compilation basis prepared by Fishman Ostroff Ruchowitz Hausman, PA for the years ended December 31, 1996 and 1997 and by Ruchowitz Hausman Palmieri & Associates, PA for the year ended December 31, 1998, (collectively, the "FINANCIAL STATEMENTS").

                  (b) The Financial Statements are accurate and complete, and fairly present, as of their respective dates, the financial condition, retained earnings (deficit), assets and liabilities of the Seller and the results of operations of the Seller's business for the periods indicated. Nothing has come to the attention of the Seller since the date of the Financial Statements which would lead it to believe that the reserves and accruals shown thereon are inadequate for all reasonably anticipated losses, costs and expenses and the Seller reasonably believes that such reserves and accruals are adequate for all of such losses, costs and expenses.

         2.5               Litigation.  Except as set forth on Schedule 2.5, the
                           ----------                          ------------
Seller is not a party to, or to the Selling Parties' best knowledge threatened with, and none of the Assets are subject to, any litigation, suit, action, investigation (to the best of the Selling Parties' knowledge), grievance, arbitration, proceeding, or controversy or claim before any court, administrative agency or other governmental authority relating to or affecting the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business. The Seller is not in violation of or in default with respect to any judgment, order, award, writ, injunction, decree or rule of any court, governmental department, commission, agency, instrumentality, arbitrator, administrative agency or governmental authority or any regulation of any administrative agency or governmental authority, where such violation or default would have a material adverse effect upon the Assets, the business, properties, condition (financial or otherwise) or prospects of the Business or the consummation of the transactions contemplated hereby (a "MATERIAL ADVERSE EFFECT"). The Seller has not received notice of any product liability claim, warranty claim or other claim whatsoever which, if decided adversely, would have a Material Adverse Effect.

         2.6               Insurance.  Schedule  2.6 sets forth a true,  correct
                           ---------   -------------
and complete list of all claims made since January 1, 1996 on all fire, theft, casualty, general liability, workers compensation, business interruption, environmental impairment, product liability, automobile and other insurance policies insuring the Assets or business of the Business and of all life insurance policies maintained for any employees of the Business, specifying the type of coverage, the amount of coverage, the premium, the insurer and the expiration date of each such policy (collectively, the "INSURANCE POLICIES"). The Insurance Policies are in full force and effect and are in amounts and of a nature which are adequate and customary for the business of the Business. All premiums due on the Insurance Policies or renewals thereof have been paid and there is no default under any of the Insurance Policies. Except as set forth on
Schedule 2.6, the Seller has not received any notice or other communication from
------------
any issuer of the Insurance Policies canceling or materially amending any of the Insurance Policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and, to the best knowledge of the Selling Parties, no such cancellation, amendment or increase of deductibles, retainers or premiums is threatened.

         2.7               [Intentionally Omitted]

         2.8               Fixed Assets. Schedule 2.8 sets forth a true, correct
                           ------------  ------------
and complete list of all Fixed Assets as of the date hereof.

         2.9               Bank Accounts; Securities.  Set forth in Schedule 2.9
                           -------------------------                ------------
is a list of all bank accounts, safe deposit boxes, money market funds, certificates of deposit, stocks, bonds, notes and other securities in the names of or owned or controlled by the Seller, all of which are included in the Assets.

         2.10              Change in Financial  Condition and Assets.  Except as
                           -----------------------------------------
set forth in Schedule 2.16,  since  December 31, 1998,  there has been no change
             -------------
which would result in a Material Adverse Effect. The Selling Parties have no knowledge of any existing or threatened occurrence, event or development related to the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business which could have a Material Adverse Effect.

         2.11              Accounts Receivable. Schedule 2.11 sets forth a true,
                           -------------------  -------------
correct and complete list of all Accounts Receivable, including an aging thereof as of the Closing Date. All Accounts Receivable arose out of the sales of inventory or services in the ordinary course of business and to the best of Seller's knowledge are collectible in the values set forth on Schedule 2.11 net
                                                               -------------
of the respective reserves shown on the latest balance sheet included in the Financial Statements (which reserves are adequate and calculated consistent with past practice). Except as set forth on Schedule 2.11, there is no contest,
                                          --------------
claim, or right of set-off, other than returns in the ordinary course of business, under any contract or agreement with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable.

         2.12              Books and Records. The general ledgers,  minute books
                           -----------------
and books of account of the Seller with respect to the Business, all federal, state, local and foreign income, franchise, property and other tax returns filed by the Seller, with respect to the Assets, and all other books and records of the Seller with respect to the Business, all of which have been made available to the Buyer, are in all material respects complete and correct and have been maintained in accordance with good business practice and in accordance with all applicable procedures required by laws and regulations other than any digression from such practice and procedures which has no material and adverse effect on the Assets or the Business, or the valuations thereof for the purposes of this Agreement, as conducted as of and prior to the Closing Date.

         2.13              Contracts and Commitments.
                           -------------------------

                  (a)  Schedule  2.13(a)  attached   hereto  contains   a  true,
                       -----------------
complete and correct list and description of the following contracts and agreements, whether written or oral, which relate to the Business:

                    (i)    all   loan   agreements,  indentures,  mortgages  and
guaranties to which the Seller is a party or by which the Seller or its property is bound;

                    (ii) all pledges, conditional sale or title retention agreements, security agreements, equipment obligations, personal property leases and lease purchase agreements relating to any of the Assets to which the Seller is a party or by which the Seller or any of its property is bound;

                    (iii) all contracts, agreements, commitments, purchase orders (other than merchandise deliveries to customers in the normal course of business upon standard terms) or other understandings or arrangements to which the Seller is a party or by which any of their respective property is bound which (A) involve payments or receipts by any of them of more than $10,000 in the case of any single contract, agreement, commitment, understanding or arrangement under which full performance (including payment) has not been rendered by all parties thereto or (B) may materially adversely affect the condition (financial or otherwise) or the properties, Assets, business or prospects of the Business;

                    (iv) all collective bargaining agreements, employment and consulting agreements, non-competition agreements, trust agreements, executive compensation plans, bonus, 401(k), or profit-sharing plans, deferred compensation agreements, pension plans, retirement plans, employee stock option or stock purchase plans and group life, health and accident insurance and other employee benefit plans, agreements, memoranda of understanding, arrangements or commitments to which the Seller is a party or by which the Seller or any of its property is bound;

                    (v) all agency, distributor, sales representative and similar agreements to which the Seller is a party;

                    (vi) all material contracts, agreements or other understandings or arrangements, whether written or oral, between the Seller and any shareholder, employee, officer or director of the Seller which may affect the Assets or the Business as conducted as of and prior to the date hereof;

                    (vii) all leases (other than leases for real estate), whether operating, capital or otherwise, under which the Seller is lessor or lessee, including, without limitation, all equipment leases;

                    (viii) all contracts, agreements and other documents or information relating to past disposal of waste (whether or not hazardous) which are available;

                    (ix) all return policies and product warranties relating to products or goods manufactured or distributed by the Business as the same are currently in effect or may have been in effect from time to time since December 31, 1996, as well as any exception to such policies, all cooperative advertising arrangements and all rebate, discount or allowance arrangements; and

                    (x) any licensing agreements, franchise agreements and other material agreement or contract entered into by the Seller.

                  (b)  Schedule 2.13(b)  attached  hereto  sets  forth  a  true,
                       ----------------
correct and complete list of the contracts and agreements, whether written or oral, which are to be assigned from the Seller to the Buyer at the Closing (collectively, the "Contracts").

                  (c)  Except   as   set   forth   on   Schedule  2.13(c),   the
                                                        -----------------
continuation, validity and effectiveness of each Contract would not be affected by the transfer thereof to the Buyer under this Agreement and all such Contracts are assignable to the Buyer without a consent and:

                    (i) each Contract is a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, and the Selling Parties have no knowledge that any Contract is not a valid and binding agreement of the other parties thereto:

                    (ii) the Seller has fulfilled all material obligations required pursuant to the Contracts to have been performed by it prior to the date hereof;

                    (iii) the Seller is not in breach of or default under any Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or result in the creation of any lien, charge or encumbrance, thereunder or pursuant thereto (an "INCHOATE DEFAULT"); and

                    (iv) to the best knowledge of the Selling Parties, there is no existing breach or default by any other party to any Contract, and no Inchoate Default.

                  (d) True, correct and complete copies of all of the foregoing contracts and agreements (other than all unfilled purchase orders and all unfilled customer orders), including but not limited to the Contracts, and a list of all unfilled purchase orders and all unfilled customer orders, have been delivered by the Seller to the Buyer prior to the date hereof.

         2.14              Compliance with Laws.  The Seller  has all  requisite
                           --------------------
licenses, permits and certificates, including health and safety permits, from federal, state, local and foreign authorities necessary to conduct the Business and own and operate the Assets (collectively, the "Permits"). Schedule 2.14 sets
                                                              -------------
forth a true, correct and complete list of all such Permits, copies of which previously have been delivered by the Seller to the Buyer. The Seller has not engaged in any activity which would cause or, to the knowledge of the Selling Parties, permit revocation or suspension of any such Permit and no action or proceeding looking to or contemplating the revocation or suspension of any such Permit is pending or threatened. There are no existing defaults or Inchoate Defaults by the Seller under any Permit. The Selling Parties have no knowledge of any default or claimed or purported or alleged default or Inchoate Defaults on the part of any party in the performance of any obligation to be performed or paid by any party under any Permit. Except as set forth in Schedule 2.14, the
                                                            --------------
consummation of the transactions contemplated by this Agreement will in no way affect the continuation, validity or effectiveness of the Permits or require the consent of any third party under any such Permit. The Seller is not in violation of any law, regulation or ordinance (including but not limited to laws, regulations or ordinances relating to building, zoning, land use or similar matters) relating to its properties, the violation of which could have a material adverse effect on the Assets or the business, properties, condition (financial or otherwise) or prospects of the Seller. The business of the Seller does not violate, in any material respect, and the Seller is not in violation of, any federal, state, local or foreign laws, regulations or orders, the violation or enforcement of which would have a material and adverse effect on the Assets, business, properties, condition (financial or otherwise) or prospects of the Seller. Except as set forth on Schedule 2.14, the Seller has
                                                 --------------
not received any notice or communication from any federal, state, foreign, or local governmental or regulatory authority or otherwise of any such violation or noncompliance and has not received any notice prior to such time of any violation that has not been cured.

         2.15              Employee Relations.
                           ------------------

                  (a) The Seller is in compliance with all material federal, state, local and foreign laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practice, and there are no arrears in the payment of wages or taxes or workers compensation assessments or penalties.

                  (b)  Except as set forth on Schedule 2.15:
                                              -------------

                    (i) none of Seller's Employees are represented by any labor union;

                    (ii) there is no unfair labor practice complaint against the Seller pending before the National Labor Relations Board or any state, foreign, or local agency affecting the Seller;

                    (iii)  there is no pending  labor strike  or other  material
labor  trouble   affecting  the  Seller   (including  but  not  limited  to  any
organizational campaign);

                    (iv) there is no material labor grievance pending against or affecting the Seller;

                    (v)    there    are   no   pending   organizing   activities
respecting the Seller's Employees;

                    (vi) there are no pending arbitration proceedings arising out of or under any collective bargaining agreement to which the Seller is a party, or to the best knowledge of the Selling Parties, any basis for which a claim may be made under any collective bargaining agreement to which the Seller is a party affecting the Seller's Employees;

                    (vii) there is no pending litigation, or other proceeding or basis for an unasserted claim against the Seller by any employee or group of employees or independent contractor or group of independent contractors which is based on claims arising out of any employee's or group of employees' employment relationship with the Seller or any independent contractor's or group of independent contractors' independent consulting relationship with the Seller (insofar as such relationship pertains to the Business of the Seller), including but not limited to claims for contract, tort, discrimination, employee benefits, commissions, wrongful termination, age discrimination, sexual harassment, sexual discrimination and any and all common law or statutory claims; and

                    (viii) since March 1, 1999 there have been no new employees or consultants hired by the Seller.

                  (c) The Seller has not violated the Worker Adjustment and Retraining Notification Act, 29 U.S.C. Sections 2101-09 (the "WARN ACT") or any similar state or local law. Since July 1, 1998, the Seller has terminated twelve
(12) employees.

         2.16              Absence of Certain Changes or Events. Since  December
                           ------------------------------------
31, 1998, the Selling Parties have operated the Business in the ordinary course and, except as set forth on Schedule 2.16, there has not been:

                  (a)  any   change  in  the  business,  financial condition  or
results of operations of the Business that has had or could reasonably be expected to have a Material Adverse Effect;

                  (b) any change in any of the Assets or any change in the manner of conducting the Business that has had or could reasonably be expected to have a Material Adverse Effect;

                  (c) any damage, destruction or loss (whether or not covered by insurance) that has had or could reasonably be expected to have a Material Adverse Effect;

                  (d)  any   material  change  in   the  accounting  methods  or
principles of the Seller that would be required to be disclosed under generally accepted accounting principles;

                  (e) any material transaction made by the Seller relating to the Assets or Business (including the acquisition or disposition of Assets) other than in the ordinary course of business consistent with past practice or as otherwise permitted or contemplated by this Agreement;

                  (f) any lien, security interest or other Encumbrance created or assumed by the Seller on any of the Assets;

                  (g) any recall notices authorized or issued for any products relating to the Business or any safety investigations issued relating to the Business;

                  (h) any notice of litigation, warranty claim or products liability claim relating to the Business;

                  (i) any increases in salary or other disbursements or distributions in any manner or form to shareholder, members, directors, officers or employees (or any related party to any of the foregoing) of Seller or any affiliated or related entities;

                  (j) any entering into, amendment or termination of any material contract, agreement, lease, franchise, security, instrument, permit or license between the Seller and any party that has had or could reasonably be expected to have a Material Adverse Effect; or

                  (k) any existing agreement or arrangement made by the Seller to take any action that would cause any representations or warranty in this
Section 2.16 to be untrue or incorrect.

         2.17              Customers.  The Seller has heretofore provided to the
                           ---------
Buyer a true, correct and complete list of the names and addresses of all customers of the Seller together with the annual dollar value of their accounts. Except as set forth on Schedule 2.16 hereto, none of the 15 customers which
                       --------------
accounted for the largest dollar volume of purchases from the Seller for the twelve month periods ended December 31, 1997 and December 31, 1998, respectively, has notified the Seller that it intends to discontinue its relationship with the Seller nor, to the best of the Selling Parties' knowledge, does there exist any actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Seller with any such customer nor does there exist a present condition or state of facts or circumstances known to the Seller involving such customers which would materially adversely affect the Business or prevent the Buyer from conducting the Business after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has heretofore been conducted by the Seller. The Seller has no consignment sales in effect as of the date hereof and no customer has any return rights except as set forth on Schedule 2.13(a).
                                             ----------------
         2.18              Suppliers.  Except  as set forth in Schedule 2.18 the
                           ---------                           -------------
Seller is not a party to any requirements contract relating to the purchase of inventory, finished goods or other property used in the conduct of the Business. None of the Seller's suppliers has notified the Seller that it intends to discontinue its relationship with the Seller, nor raise its prices so as to materially adversely affect the Business nor, to the best of the Selling Parties' knowledge, does there exist any actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Seller with any such supplier, nor does there exist a present condition or state of facts or circumstances known to the Selling
Parties involving such suppliers which would materially adversely affect the Business or prevent the Buyer from conducting the Business after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has heretofore been conducted by the Seller.

         2.19              Prepayments  and  Deposits.  Except as  set  forth on
                           --------------------------
Schedule  2.19,  the Seller has no  prepayments  or deposits from  customers for
--------------
products to be shipped, or services to be performed, by the Seller after the date hereof.

         2.20              Trade Names and Other Intangible Property.
                           -----------------------------------------

                  (a)  Schedule  2.20 attached hereto sets forth a true, correct
                       --------------
and complete list and a description of all Intangible Property. True, correct and complete copies of all licenses and other agreements relating to the Intangible Property have been previously delivered by the Seller to the Buyer. The Selling Parties have no knowledge of any default or claimed or purported or alleged default or state of facts which with notice or lapse of time or both would constitute a default on the part of any party in the performance of any obligation to be performed or paid by any party under any such license or agreement. During the past five years the only name by which the Seller has been known or which the Seller has used is its corporate name set forth in the preamble of this Agreement.

                  (b)  Except  as otherwise  disclosed in Schedule 2.20 attached
                                                          -------------
hereto, the Seller is the sole and exclusive owner, free and clear of all liens, claims and restrictions, of all Intangible Property and all designs, permits, labels and packages used on or in connection therewith. The Intangible Property owned by the Seller is sufficient to conduct the Business, as presently conducted. The Seller has received no notice of, and has no knowledge of any basis for, a claim against it that any of its operations, activities, products or publications infringes on any patent, trademark, trade name, copyright or other property right of a third party, or that it is illegally or otherwise using the trade secrets, formulae or any property rights of others. Except as otherwise disclosed in Schedule 2.20, the Seller (i) has no disputes with
                          --------------
or claims against any third party for infringement by such third party of any trade name or other Intangible Property of the Seller, and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, trade name, copyright or other property right, with respect to the use thereof or in connection with the conduct of the Business or otherwise. The Seller has taken all steps reasonably necessary to protect its right, title and interest in and to the Intangible
Property.  Except  as set  forth  in  Schedule  2.20,  the  consummation  of the
                                      --------------
transactions contemplated by this Agreement (including any required financing) will in no way affect the continuation, validity or effectiveness of the Intangible Property or require the consent of any third party in respect of the Intangible Property.

         2.21              Employee Benefit Plans.
                           ----------------------

                  (a)  ERISA.  Except as set  forth   on  Schedule 2.21, neither
                       -----                               ------------
the Seller nor any person, firm, corporation or entity which is (or within the past five years has been) a member with the Seller of a "controlled or affiliated group", within the meaning of Section 414(b), (c), (m), (n) or (o) of the Internal Revenue Code of 1986, as amended (the "CODE"), has maintained, sponsored or contributed to any "pension plan" within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "welfare plan" within the meaning of Section 3(1) of ERISA, or any other employee benefit plan, program, practice or arrangement, whether or not subject to ERISA (a "NON-ERISA PLAN") (such pension plans, welfare plans and non-ERISA plans of the Seller being herein referred to as the "EMPLOYEE PLANS"). Except as set forth on Schedule 2.21, the Seller has provided the Buyer with a
                       --------------
true, correct and complete copy of each pension plan, each welfare plan and each non-ERISA plan listed on such Schedule, together with a copy of the most recent summary plan description and annual report (if applicable) with respect to each such plan. Except as set forth on Schedule 2.21, each pension plan listed on
                                   --------------
such Schedule is a "qualified plan" within the meaning of Section 401 of the Code. Except as set forth on Schedule 2.21, each pension plan, each welfare plan
                             -------------
and each non-ERISA plan listed on such Schedule has been administered in accordance with its terms, and each pension plan and welfare plan has been operated and administered in accordance with all applicable requirements of ERISA and the Code. Without limiting the generality of the foregoing, no trustee, administrator, sponsor, or other party-in-interest or disqualified person, has engaged or participated in any "prohibited transaction", as that term is defined in Section 4975(c)(1) of the Code, with respect to any pension plan or welfare plan listed on Schedule 2.21. Without limiting the generality of
                               -------------
the foregoing, in connection with all welfare or non-ERISA plans which are subject to continuation coverage under Section 4980B of the Code, all notices and elections with respect to such coverage have been made in compliance with the requirements of Section 4980B. With respect to each "defined benefit pension plan", as defined in Section 3(35) of ERISA, identified on Schedule 2.21: (i)
                                                             --------------
the fair  market  value of the assets  thereof  as of the date  hereof is as set forth on such Schedule; (ii) the present value of all accrued benefits thereunder, determined as if such pension plan terminated on the date hereof, is as set forth on Schedule 2.21; (iii) if any such plan is a "multiemployer plan",
                -------------
as defined in Section 3(37) of ERISA, the present value of the contingent liability of the Seller both in the event of the termination of such plan and in the event that the Seller withdraws therefrom is as set forth on Schedule 2.21;
                                                                  -------------
(iv) no such plan has incurred an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, and (v) no such pension plan has terminated, nor has any "reportable event", within the meaning of Section 4043 of ERISA, occurred with respect to such plan. All contributions for all periods ending prior to the date hereof (including periods from the first day of the current plan year to the date hereof) will be made prior to the date hereof by the Seller in accordance with past practice with respect to pension plans, welfare plans and non-ERISA plans. All insurance premiums (including premiums to the Pension Benefit Guaranty Corporation) have been paid in full, subject only to normal retrospective adjustments in the ordinary course of business, with regard to applicable plans for policy years or other applicable policy periods ending on or before the date hereof.

                  (b)  Claims and  Litigation.  Except as set forth on  Schedule
                       ----------------------                           --------
2.21, to the best of the Selling  Parties'  knowledge,  there are no  threatened
----
or pending claims, suits or other proceedings by present or former employees of Seller, plan participants, beneficiaries or spouses of any of the above, the Internal Revenue Service, the Pension Benefit Guaranty Corporation, or any other pension or entity involving any Employee Plan, including claims against the assets of any trust, involving any Employee Plan, or any rights or benefits thereunder, other than ordinary and usual claims for benefits to participants or beneficiaries, including claims pursuant to domestic relations orders and there is no basis for any legal action, proceeding or investigation with respect to such plans.

         2.22              Disclosure.  No  representation  or  warranty  by the
                           ----------
Selling Parties in this Agreement or in any exhibit hereto, or in any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading. The Selling Parties have disclosed to the Buyer all material facts pertaining to the transactions contemplated by this Agreement.

         2.23              Brokers.  All   negotiations   relative    to    this
                           -------
Agreement and the transactions contemplated hereby have been carried on by the Seller without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

         2.24              Preservation  of  Assets.  The  Seller  has not sold,
                           ------------------------
assigned or transferred any of the Assets, other than in the ordinary course of business, or declared or paid any dividend or other distribution in respect of shares of capital stock or made any purchase, redemption or other acquisition, directly or indirectly, of any outstanding shares of its capital stock, since January 1, 1997. Since January 1, 1999 all of the Fixed Assets have been maintained and serviced in accordance with normal practice and repairs maintenance and betterments to such Fixed Assets have been made in the normal course of business.

         2.25              Environmental Compliance.
                           ------------------------

                  (a) The Seller has obtained all permits, licenses and other authorizations required under Federal, state and local laws, relating to protection of the Environment (as defined below), including laws relating to any Release (as defined below) of or presence of pollutants, contaminants, or hazardous or toxic materials or wastes into or in soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and/or any environmental medium (the "ENVIRONMENT") or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or waste. Schedule 2.25 hereto sets forth a complete and accurate list
                    -------------
of all such permits, licenses and other authorizations obtained by the Seller, copies of which have been delivered to the Buyer. The Seller is in full compliance with all terms and conditions of such permits, licenses and other authorizations. To the best of the Selling Parties' knowledge, except as set forth on Schedule 2.25, there are no proposed or pending changes in the federal,
         -------------
state, county or local laws, regulations, standards, or in the Seller's permits, licenses or authorizations relating to pollution or protection of the Environment that would increase the present costs of compliance with such laws or change any methods of operation.

                  (b)  Except   as   indicated  on  Schedule   2.25 neither  the
                                                    ---------------
Seller nor, to the best of the Selling Parties' knowledge, after due inquiry, any of the Seller's, employees, agents, contractors or subcontractors have, used, generated, processed, stored, transported, recycled, Released or otherwise handled any Hazardous Materials (as defined below) except as permitted by law, on or about any real property related to the Seller's business, including, but not limited to, real property formerly owned or leased by the Seller (collectively, the "SELLER REAL PROPERTY") and the facilities now or formerly leased or operated by the Seller (collectively, the "Seller Facilities"). Additionally, except as indicated on Schedule 2.25, neither the Seller
                                          --------------
Facilities nor the Seller Real Property is being used or has ever previously been used for the generation, use, processing, storage, transportation, recycling, Release or handling of any Hazardous Materials. In addition, except as indicated on Schedule 2.25, neither the Seller Facilities nor the Seller
                 -------------
Real Property has ever been affected by any Hazardous Materials Contamination or Environmental Condition. The Seller, in the conduct of its business, is and has been in compliance with all Environmental Laws. Notwithstanding any statement or representation to the contrary in any affidavit or other document, the Seller affirmatively represents that as of the date hereof, the Seller has made all filings required by RCRA and that there have been no failures by the Seller to timely report under CERCLA ss. 103 or RCRA ss. 304. The Seller has not received any written notice from any governmental authority or any other person respecting or related to any actual, threatened or potential Release or presence of any Hazardous Materials or any non-compliance with any Environmental Laws as to which any such claimed noncompliance presently exists. Notwithstanding the preceding sentence, the Seller has not received any notice from any governmental authority respecting noncompliance with RCRA and has not been notified that it is a potentially responsible party in connection with any site or facility governed thereby or has any liability for offsite disposal of any Hazardous Material. No investigation, administrative proceeding, consent order or agreement, limitation or settlement with respect to Hazardous Materials, Hazardous Materials Contamination or Environmental Condition is, to the best of the

Selling Parties' knowledge, proposed, threatened, anticipated or in force with respect to its business, nor has such property ever been on any Federal or state "Superfund" or "Super Lien" list.

     As used in this Section 2.25, "DUE INQUIRY" shall mean that Selling Parties have made inquiry of all of Seller's executives, corporate officers and directors and any employee or agent of Seller with responsibility for environmental matters.

     As used herein "HAZARDOUS MATERIALS" include any (i) "HAZARDOUS WASTE" as defined by The Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time ("RCRA"), and regulations
      -------
promulgated thereunder; and "Hazardous Substance" as defined by The Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time ("CERCLA"), and
                      ------
regulations promulgated thereunder; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) any substance, the presence of which on the premises of the Seller's business, is prohibited by applicable law; (v) oil, petroleum or any petroleum products or by-products; (vi) any other substance which, according to applicable law, requires special handling or notification of any Federal, state or local governmental entity in its collection, processing, handling, storage, transport, treatment or disposal or exposure thereto; (vii) any substance, which if not properly disposed of, may pollute, contaminate, harm or have any detrimental effect on the Environment; (viii) underground storage tanks, whether empty, filled or partially filled with any substance; and (ix) any other pollutant, toxic substance, hazardous substance, hazardous waste, hazardous material or hazardous substance as regulated by or defined in or pursuant to any Environmental law or any other Federal, state, or local environmental law, regulation, ordinance, rule, or by-law, whether existing on or prior to the date hereof.

     As used  herein,  "HAZARDOUS  MATERIALS  CONTAMINATION"  shall  mean,  with
respect  to  any  premises,   building  or  facilities   or,  the   Environment,
contamination by a Release or the presence of Hazardous Materials.

     As used herein, "ENVIRONMENTAL CONDITION" shall mean any condition with respect to the Environment on or off the Seller Real Property and Seller Facilities, whether or not yet discovered, which could or does result in any damage, loss, cost, expense, claim, demand, order, or liability to or against the parties hereto by any third party (including, without limitation, any government entity), including, without limitation, any condition resulting from the operation of Seller's business and/or the operation of the business of any other property owner or operator in the vicinity of the Seller Real Property and Seller Facilities and/or any activity or operation formerly conducted by any person or entity on or off the Seller Real Property and Seller Facilities.

     As used herein, "RELEASE" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing.

     As used herein, "ENVIRONMENTAL LAWS" shall mean any environmental or health and/or safety-related law, regulation, rule, ordinance, or by-law at the Federal, state, or local level, whether existing as of the date hereof, previously enforced, or subsequently enacted, including but not limited to: (i) Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 601 et seq.; (ii) Solid Waste Disposal Act, as amended by the Resource
    -------
Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (iii) Federal Water Pollution
                                        ------
Control Act of 1972 as amended by the Clean Water Act of 1977, as amended, 33 USCA 1251 et seq.; (iv) Toxic Substances Control Act of 1976, as amended, 15
          ------
USCA 2601 et seq.;  (v) Emergency  Planning and Community  Right-to-Know  Act of
          ------
1986, 42 USCA 11001 et seq.; (vi) Clean Air Act of 1966, as amended by the Clean
                    ------
Air Act of 1986, as amended by the Clean Air Act Amendments of l990, 42 USCA 7401 et seq.; (vii) National Environmental Policy Act of 1970, as amended, 42
     ------
USCA 4321 et seq.;  (viii) Rivers and Harbors Act of 1970,  as amended,  33 USCA
          ------
401 et seq.; (ix) Endangered  Species Act of 1973, as amended,  16 USCA 1531, et
    ------                                                                    --
seq; (x) Occupational  Safety and Health Act of 1970, as amended, 29 USCA 651 et
---                                                                           --
seq.; (xi) Safe Drinking Water Act of 1974, as amended, 42 USCA 300 et seq., and
---                                                                 ------
any other federal, state, or local law, regulation, rule, ordinance or order currently in existence which governs:

                    (i) the existence, cleanup and/or remediation of toxic or hazardous materials;

                    (ii) the Release, emission, discharge or presence of Hazardous Materials into or in the Environment;

                    (iii)   the  control of Hazardous Materials; or

                    (iv) the use, generation, transport, treatment, storage, disposal, removal or recovery of Hazardous Materials.

         2.26              Purchase for  Investment.  The Shareholder represents
                           ------------------------
that he is an "accredited investor", within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 ACT"), and is acquiring the Unidigital Stock for his own account, for investment purposes only, and not with a view to the resale or distribution of all or any part thereof. The Shareholder has not offered or sold any portion of the Unidigital Stock and has no present plan or intention of dividing such Unidigital Stock with others or reselling or otherwise disposing of any portion of the Unidigital Stock, either currently or after the passage of a fixed or determinable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance. The Shareholder agrees not to distribute or to transfer any of the Unidigital Stock in the United States except in compliance with all applicable United States federal and state securities laws. The Shareholder further recognizes that the Unidigital Stock will not be registered under the 1933 Act or the securities laws of any state, and the transfer of the same will be restricted under such laws, and the Unidigital Stock cannot be sold except pursuant to an effective registration statement under such laws or an available exemption from such registration, and the certificates representing the Unidigital Stock will bear a legend to such effect. The Shareholder acknowledges and understands that Unidigital is under no obligation to register the Unidigital Stock. The Shareholder is aware of Unidigital's business affairs and financial condition, has had the opportunity to ask questions of Unidigital's management with respect to its business affairs and financial condition and has acquired sufficient information (including, but not limited to, Unidigital's Form 10-KSB for the fiscal year ended August 31, 1998, Unidigital's 1998 annual report, Unidigital's 1998 proxy statement and Unidigital's Form 10-Q for the quarter ended November 30, 1998) about Unidigital to reach an informed and knowledgeable decision to acquire the Unidigital Stock.

         2.27              Solvency.  The Seller  is not now insolvent, and will
                           --------
not be rendered insolvent by any of the transactions contemplated by this Agreement. In addition, immediately after giving effect to the consummation of the transactions contemplated by this Agreement, (i) the Seller will be able to pay its debts as they become due, (ii) the property of the Seller does not and will not constitute unreasonably small assets, and the Seller will not have unreasonably small assets and will not have insufficient assets with which to conduct its present or proposed business, and (iii) taking into account all pending and threatened litigation, final judgments against the Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, the Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of the Seller. The cash available to the Seller, after taking into account all other anticipated uses of the cash of the Seller, will be sufficient to pay all such judgments promptly in accordance with their terms. As used in this Section 2.27, (x) "insolvent" means that the sum of the present fair saleable value of the Seller's assets is less than the Seller's debts and other probable liabilities, and (ii) the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent, disputed or undisputed or secured or unsecured.

         3.                Representations of the Buyer and Unidigital
                           -------------------------------------------

                  Representations   and   warranties   made  by  the  Buyer  and
Unidigital herein or in any instrument or document furnished in connection herewith shall survive the Closing until (and including) the third anniversary of the Closing Date. The Buyer and Unidigital represent and warrant to the Seller as follows:

         3.1               Organization  and  Authority.  Each  of the Buyer and
                           ----------------------------
Unidigital is duly organized and validly existing and in good standing under the laws of the state of Delaware, and has requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Buyer and Unidigital has full power to execute and deliver this Agreement, and the Instrument of Assumption and to consummate the transactions contemplated hereby and thereby.

         3.2               Authorization.  The  execution and  delivery  of this
                           -------------
Agreement by the Buyer and Unidigital and the agreements provided for herein to which each is a party, and the consummation by the Buyer and Unidigital of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the respective valid and legally binding obligations of the Buyer and Unidigital, enforceable against them in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors rights generally. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer and Unidigital of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Buyer or Unidigital;
(b) violate  the  provisions  of the  organizational  documents  of the Buyer or
Unidigital; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Buyer or Unidigital; or (d) except as set forth in Schedule 3.2 hereof, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Buyer or Unidigital pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which the Buyer or Unidigital is or may be bound. Schedule 3.2 attached hereto sets forth a true,
                                ------------
correct and complete list of all consents and approvals of third parties that are required of the Buyer and Unidigital in connection with the consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement.

         3.3               Regulatory  Approvals.  All   consents,    approvals,
                           ---------------------
authorizations and other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by the Buyer and Unidigital and which are necessary for its consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement have been obtained and satisfied.

         3.4               Brokers.  All negotiations relative to this Agreement
                           -------
and the transactions contemplated hereby have been carried on by the Buyer and Unidigital without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

         3.5               No Material Change.  Since Unidigital's  Form 10Q for
                           ------------------
the quarter ended November 30, 1998, Unidigital has suffered no Material Adverse Effect.

         3.6               No Violation.  Unidigital has received no notice that
                           ------------
it is in violation of any laws, rules or regulations relating to the 1993 Act or the Securities Exchange Act of 1934.

         4.                Confidentiality; Public Announcements
                           -------------------------------------

         4.1               Confidentiality.  None   of   the   information   not
                           ---------------
previously disclosed to the public or not generally known to persons engaged in the business of the Seller or the Buyer which shall have been furnished by the Buyer or the Seller to the other party in connection with the transactions contemplated hereby shall be disclosed by such receiving party to any person other than their respective employees, directors, attorneys, accountants or financial advisors or other than as contemplated herein. In the event that the transactions contemplated by this Agreement shall not be consummated, all such information which shall be in writing shall be returned to the party furnishing the same, including, to the extent reasonably practicable, all copies or reproductions thereof which may have been prepared, and neither party shall at any time thereafter disclose to third parties, or use, directly or indirectly, for its own benefit, any such information, written or oral, about the business of the other party hereto.

         4.2               Public Announcements.  Any public announcement, press
                           --------------------
release or similar publicity with respect to this Agreement or the transactions contemplated hereby shall be issued, if at all, at such time and in such manner as the Buyer determines. Unless consented to by the Buyer in advance or required by applicable law, prior to the Closing, the Selling Parties shall keep this Agreement strictly confidential and may not make any disclosure related to this Agreement to any person. The Selling Parties and the Buyer shall consult with each other concerning the means by which the Seller's Employees, customers, suppliers and others having a business relationship with the Selling Parties will be informed of the transactions contemplated hereby, and the Buyer shall have the right to be present for any such communication. The Seller hereby acknowledges that this Agreement may be filed by Unidigital as an exhibit to certain registration statements and/or reports filed by it pursuant to the 1933 Act or the Securities Exchange Act of 1934, as amended.

         5.                Employee Matters
                           ----------------

         5.1               Seller's Employees.  The Seller has  furnished to the
                           ------------------
Buyer a list containing the names of Seller's Employees, including each such employee's status, social security number and current compensation. The Selling Parties hereby acknowledge that the Buyer and Unidigital have no current plans to offer employment to all of the Seller's Employees affected by the transactions contemplated hereby. The Buyer and/or Unidigital may, however, offer employment to some of the Seller's Employees under such terms and conditions as may be set by the Buyer or Unidigital, as the case may be. The Selling Parties agree and acknowledge that neither the Buyer nor Unidigital shall assume any collective bargaining agreement between the Seller and any of the Seller's Employees, notwithstanding any specific terms to the contrary contained in any such collective bargaining agreement.

         5.2               Future Changes. Except as otherwise set forth herein,
                           --------------
nothing in this Section 5 shall require the Buyer to retain any of Seller's Employees for any period of time after the date hereof. Subject to requirements of applicable law, the Buyer reserves the right at any time after the date hereof to terminate such employment and amend, modify or terminate any term or condition of employment, including without limitation, any employee benefit plan, program, policy, practice or arrangement.

         5.3               Plant  Closing.  None of  the  Selling  Parties  has,
                           --------------
directly or indirectly, taken or omitted to take any action which may result in the Seller's or the Buyer's liability to any person or entity under the WARN Act. The term "any action" does not include the sale and acquisition contemplated by this Agreement and the liability under the WARN Act, if any, which results from the Seller's termination of employees in connection with such sale and acquisition is the sole responsibility of the Seller.

         5.4               Reporting  of Data.  The  Buyer and the Seller  shall
                           ------------------
compile and furnish to each other such actuarial and employee data as shall be required from time to time for each party to perform and fulfill its obligations under this Section 5.

         5.5               Pending  Litigation.  With respect to  any litigation
                           -------------------
pending, or to the knowledge of the Selling Parties threatened,  as set forth in
Schedule  2.21 hereto,  which claim alleges  violation of any  nondiscrimination
--------------
laws, collective bargaining agreements, employment contract and termination thereof or wage and hour laws, the Seller shall fully defend such claim. The Seller shall be responsible for any monetary damages awarded in connection therewith. It is understood by the parties that if the Seller chooses to settle any matter relating to any of the foregoing, including the terms and conditions thereof of any back pay claims, such settlement shall be at the sole discretion of the Seller and the Seller shall be solely responsible for the payment or performance of any such settlement terms.

         6.                Further Agreements of the Parties
                           ---------------------------------

         6.1               Access to  Information.  Prior to the Closing,  Buyer
                           ----------------------
may make such investigation of the business and properties of the Seller as Buyer may desire, and upon reasonable notice, Seller shall give to Buyer and its counsel, accountants and other representatives reasonable access, during normal business hours throughout the period prior to the Closing, to the property, books, commitments, agreements, records, files and personnel of the Seller, and Seller shall furnish to Buyer during that period all copies of documents and information concerning the Business as Buyer may reasonably request subject to applicable law.

         6.2               Other Action.  Each of the parties shall use its best
                           ------------
efforts to cause the fulfillment at the earliest practicable date but, in any event, prior to the Closing Date, of all of the conditions to their respective obligations to consummate the transactions under this Agreement.

         6.3               Expenses.  Except as otherwise specifically  provided
                           --------
in this Agreement, Buyer and Seller shall bear their own respective expenses incurred in connection with this Agreement and in connection with all obligations required to be performed by each of them under this Agreement.

         6.4               Transfer  Taxes.  Any   sales  taxes,  real  property
                           ---------------
transfer or gains taxes, recording fees or any other taxes payable as a result of the sale of the Assets or any other action contemplated by this Agreement shall be paid by the Seller.

         6.5               Insurance - Risk of Loss.  The Seller  will  maintain
                           ------------------------
adequate insurance on the Fixed Assets until they are delivered to a place designated by the Buyer. The risk of loss to the Fixed Assets shall remain with Seller until delivery to Buyer.

         6.6               Arbitration. All claims, demands and disputes between
                           -----------
the parties to this Agreement shall be arbitrated by a single arbitrator appointed by the American Arbitration Association ("AAA") from its roster of individuals who have at least ten (10) years experience in arbitrating commercial matters, unless both parties agree on the selection of another arbitrator who agrees to serve. The parties shall share the fees and costs of the arbitrator equally. The arbitration shall be conducted in Manhattan, NY and except as otherwise provided herein, shall be governed by the Rules for Commercial Arbitration issued by the AAA, including those rules applicable to the selection of arbitrators. The Arbitrator shall grant essential discovery and shall provide for the exchange of witness lists and exhibit copies. The arbitrator shall also conduct a pretrial conference and permit dispositive motions. The arbitrator shall make findings of fact and shall state conclusions of law sufficient to explain and support its disposition of the matters before it. The arbitrator shall complete its proceedings and render its decision within 40 days after submissions of the dispute to it. The decision of the arbitrator shall be final and binding on the parties and may be entered as a judgment by any court of competent jurisdiction.

         7.                Conditions to Obligations of the Buyer
                           --------------------------------------

                  The obligations of the Buyer under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Buyer:

         7.1               Continued Truth of Representations  and Warranties of
                           -----------------------------------------------------
the  Selling   Parties:   Compliance   with  Covenants  and   Obligations.   The
-------------------------------------------------------------------------
representations and warranties of the Selling Parties shall be true and correct in all material respects at and as of the time of the Closing with the same effect as though made again at, and as of, that time. The Seller shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the time of the Closing.

         7.2               Corporate and Shareholder Proceedings. All corporate,
                           -------------------------------------
shareholder and other proceedings required to be taken on the part of the Seller to authorize or carry out this Agreement and to convey, assign, transfer and deliver the Assets shall have been taken.

         7.3               Other  Governmental  Approvals.  All  courts  of law,
                           ------------------------------
governmental agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Seller of the transactions contemplated by this Agreement and the operation of the Seller's business by the Buyer, shall have consented to, authorized, permitted or approved such transactions including but not limited to, all clearance certificates required pursuant to any applicable retail sales tax legislation required in connection with the completion of the transactions contemplated herein.

         7.4               Consents of Lenders, Lessors and Other Third Parties.
                           ----------------------------------------------------
The Seller shall have received the consents and approvals of all lenders, lessors and other third parties whose consent or approval is required in order for the Seller to consummate the transactions contemplated by this Agreement.

         7.5               Adverse Proceedings.  No action  or proceeding  by or
                           -------------------
before any court or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Buyer to own or use the Assets after the Closing.

         7.6               Opinion of Counsel.  The Buyer shall have received an
                           ------------------
opinion of Richard Feldman, Esq., counsel to the Seller, dated as of the Closing Date, substantially in the form attached hereto as Exhibit C (the "OPINION OF
                                                      ---------
SELLER'S COUNSEL").

         7.7               Board  of  Directors  and Shareholder  Approval.  The
                           -----------------------------------------------
directors and shareholder of the Seller shall have duly authorized the transactions contemplated by this Agreement.

         7.8               Title to  Assets.  At  the  Closing  the  Buyer shall
                           ----------------
receive good and marketable title to all Assets, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever.

         7.9               Environmental  Reports;  Compliance  with   Laws. The
                           ------------------------------------------------
Buyer shall not have received unsatisfactory environmental reports from its environmental consultants and at any time prior to the Closing shall not have discovered that any Seller Real Property fails to comply in any material respect with all applicable federal, foreign, state or local environmental and wetlands laws, rules and regulations.

         7.10              Fire,  Casualty  or  Eminent  Domain. If  any of  the
                           ------------------------------------
Assets are, prior to the Closing, either damaged by fire or other casualty insured against or taken, in whole or in part, by eminent domain proceedings, then the Buyer shall have the right to accept said Assets in their damaged or diminished condition together with an assignment to Buyer of all insurance and/or condemnation proceeds payable with respect to such fire, casualty or loss or terminate this Agreement.

         7.11              Due Diligence Review.  The Buyer shall have completed
                           --------------------
a due diligence review of the Business, the results of which review are satisfactory to the Buyer in Buyer's sole discretion.

         7.12              Employment  Agreements. The  Shareholder  and  Kathy
                           ----------------------
Wright shall have entered into an Employment Agreement with the Buyer substantially in the form attached hereto as Exhibit D and D-1 (the "EMPLOYMENT
                                              -----------------
AGREEMENT"), which shall include, without limitation, confidentiality, invention assignment, non-solicitation and non-competition provisions.

         7.13              Seller's Employees. Each of Seller's Employees listed
                           ------------------
on Schedule  7.13  attached  hereto has agreed to be employed by the Buyer as of
   --------------
the Closing Date and has executed an agreement with the Buyer which contains invention assignment, non-competition and non-solicitation provisions (the "SELLER'S EMPLOYEES AGREEMENTS".)

         7.14              Closing  Deliveries.  The Buyer shall  have  received
                           -------------------
at or prior to the Closing each of the following documents:

                  (a)  the Bill of Sale;

                  (b) such instruments of conveyance, assignment and transfer, and motor vehicle transfers and safety inspection certificates, if any, in form and substance satisfactory to the Buyer, as shall be appropriate to convey, transfer and assign to, and to vest in, the Buyer, good and marketable title to the Assets other than the Intangible Property;

                  (c) such instruments of conveyance, assignment and transfer in form and substance satisfactory to the Buyer and in a form appropriate to file, if required, with the United States Office of Patents and Trademarks, sufficient to convey, transfer and assign to, and to vest in, the Buyer, good and marketable title to the Intangible Property;

                  (d)  [Intentionally Omitted];

                  (e) all technical data, formulations, product literature and other documentation relating to the Seller's business, all in form and substance satisfactory to the Buyer;

                  (f) such contracts, files and other data and documents pertaining to the Assets or the Business as the Buyer may reasonably request;

                  (g) copies of the general ledgers and books of account of the Seller related to the Business, and all federal, state, local and foreign income, franchise, capital, property and other tax returns filed by the Seller with respect to the Assets since January 1, 1996.

                  (h) such certificates of the Seller's officers and such other documents evidencing satisfaction of the conditions specified in this Section 7 as the Buyer shall reasonably request;

                  (i) certificate of the Secretary of the Seller attesting to the incumbency of the Seller's officers, respectively, and the authenticity of the resolutions authorizing the transactions contemplated by the Agreement and the organizational documents of the Seller;

                  (j)  the  Employment  Agreements, executed by the Shareholder;

                  (k) the Seller's Employees Agreements, executed by each of the Seller's Employees listed on Schedule 7.13;
                                 -------------

                  (l)  the Opinion of Seller's Counsel;

                  (m) the Amendment of the Certificate of Incorporation of the Seller to discontinue the use of the name "Peter X(+C) Limited" and to file any instruments as may be necessary with any governmental authority to change their corporate names and foreign qualifications; and

                  (n) such other documents, instruments or certificates as the Buyer may reasonably request in order to evidence the accuracy of the Selling Parties' representations or compliance by Seller with its covenants hereunder.

         8.                Conditions to Obligations of the Seller
                           ---------------------------------------

                  The obligations of the Seller under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, each of which may be waived in writing at the sole discretion of the Seller:

         8.1               Continued Truth of Representations  and Warranties of
                           -----------------------------------------------------
the Buyer  and  Unidigital;  Compliance  with  Covenants  and  Obligations.  The
--------------------------------------------------------------------------
representations and warranties of the Buyer and Unidigital in this Agreement shall be true and correct in all material respects at and as of the time of the Closing with the same effect as though made again at, and as of, that time. The Buyer and Unidigital shall have performed and complied with all covenants required by this Agreement to be performed or complied with by each of them prior to the time of the Closing.

         8.2               Corporate and Shareholder Proceedings. All corporate,
                           -------------------------------------
shareholder, legal and other proceedings required to be taken on the part of the Buyer and Unidigital to authorize or carry out this Agreement shall have been taken.

         8.3               Approvals.  All    other   governmental     agencies,
                           ---------
departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement shall have consented to, authorized, permitted or approved such transactions.

         8.4               [Intentionally Omitted]

         8.5               Adverse  Proceedings. No  action  or proceeding by or
                           --------------------
before any court or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Seller to transfer the Assets or would affect the right of the Buyer to acquire the Assets.

         8.6               Closing  Deliveries.  The Seller shall have  received
                           -------------------
at or prior to the Closing each of the following documents:

                  (a) such certificates of the Buyer's officers and such other documents evidencing satisfaction of the conditions specified in this Section 8 as the Seller shall reasonably request;

                  (b) a certificate of the Secretary or Assistant Secretary of the Buyer attesting to the incumbency of the Buyer's officers, the authenticity of the resolutions authorizing the transactions contemplated by this Agreement and the organizational documents of the Buyer;

                  (c) such certificates of Unidigital's officers and such other documents evidencing satisfaction of the conditions specified in this Section 8 as the Seller may reasonably request;

                  (d) a certificate of the Secretary or Assistant Secretary of Unidigital attesting to the incumbency of Unidigital's officers, and the authenticity of the resolutions authorizing the transactions contemplated by this Agreement and the organizational documents of Unidigital;

                  (e) the Assumption Agreement executed by the Buyer and accepted by the Seller;

                  (f)  the Unidigital Stock;

                  (g)  the Employment Agreements, executed  by the Buyer;

                  (h)  the Seller's Employees Agreements, executed by the Buyer;

                  (i) such other documents, instruments or certificates as the Seller may reasonably request; and

                  (j) the opinion of Buyer's Counsel in the form attached hereto as Exhibit E.
          ---------

         9.                Post-Closing Agreements
                           -----------------------

         9.1               Proprietary Information.
                           -----------------------

                  (a) The Seller shall hold in confidence, and use its best efforts to have all officers, shareholder, directors and personnel hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business, and shall not disclose, publish or make use of the same without the consent of the Buyer, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the Seller or by any other persons who have agreed not to disclose, publish or make use of such information.

                  (b) The Seller agrees that the remedy at law for any breach of this Section 9.1 would be inadequate and that the Buyer and/or Unidigital shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 9.1.

                  (c) The foregoing to the contrary notwithstanding, no information, written or oral, shall be construed or considered confidential information and thereby subject to the restrictions of this Section 9.1 if such information was (i) generally available to the public other than as a result of a disclosure by the Seller or anyone to whom the Seller transmits the information in violation hereof, (ii) in the possession of the Seller or known to the Seller on a non-confidential basis prior to its disclosure to the Seller,
(iii) available to the Seller on a non-confidential basis from a source other than the Buyer or Unidigital who is not bound by a confidentiality agreement with the Buyer or Unidigital, as the case may be, or (iv) available in trade publications, reference books or other resources and which may be compiled by any person's decisions of preparing a report or memorandum containing such information.

         9.2               Solicitation or  Hiring of Former  Employees.  Except
                           --------------------------------------------
as provided by law or with the written consent of the Buyer, for a period of three years after the date hereof, the Seller and any persons or entities that are not natural persons, that directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with, the Seller (the "CORPORATE AFFILIATES"), shall not solicit any person who was a Seller's Employee on the date hereof, and has been employed, and not terminated without cause, by the Buyer, to terminate his employment with the Buyer or to become an employee of the Seller or its Corporate Affiliates or hire any person who was such an employee on the date hereof.

         9.3               Non-Competition Agreement.
                           -------------------------

                  (a)  For  a period of five (5)  years  after the  date hereof, neither the Shareholder, the Seller nor any Corporate Affiliate thereof shall directly or indirectly (i) manufacture, market or sell any product which has the same or substantially the same function and primary application as any existing or proposed product manufactured, marketed or sold by the Seller on or prior to the date hereof or (ii) engage in, manage, operate, be connected with or acquire any interest in, as an employee, consultant, advisor, agent, owner, partner, co-venturer, principal, director, shareholder, lender or otherwise, any business competitive with the business of the Seller, Unidigital or the Buyer as conducted on the date hereof (a "COMPETITIVE BUSINESS"), in the United States or any other country in which the Seller, Unidigital or the Buyer conducted business during the two years prior to the date hereof, except that the Shareholder, the Seller and its Corporate Affiliates may own, in the aggregate, not more than 1% of the outstanding shares of any publicly held corporation which is a Competitive Business which has shares listed for trading on a securities exchange registered with the Securities and Exchange Commission or through the automatic quotation system of a registered securities association.

                  (b)  The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Section 9.3 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The Seller agrees that damages are an inadequate remedy for any breach of this provision and that the Buyer shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision. If the Seller or any Corporate Affiliate shall violate this Section 9.3, the duration of this
Section 9.3 automatically shall be extended as against such violating party for a period equal to the period during which such party shall have been in violation of this Section 9.3. The covenants contained in this Section 9.3 are deemed to be material and the Buyer is entering into this Agreement relying on such covenants.

                  (c) The parties hereto agree that if, during the first five years after the date hereof the Buyer is in material default in respect of an obligation to the Selling Parties which default continues after notice and a reasonable opportunity to cure the Selling Parties shall not be bound by the provisions of this Section 9.3 only as it applies to customers of the Buyer for whom Seller would receive credit towards an Earnout Payment.

         9.4               Sharing of Data.  The Seller shall have the right for
                           ---------------
a period of seven years following the date hereof to have reasonable access to such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other similar information as are transferred to the Buyer pursuant to the terms of this Agreement for the limited purposes of concluding its involvement in the business of the Seller prior to the date hereof and for complying with its obligations under applicable securities, tax, environmental, employment or other laws and regulations. The Buyer and/or Unidigital shall have the right for a period of seven years following the date hereof to have reasonable access to those books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records which are retained by the Seller pursuant to the terms of this Agreement to the extent that any of the foregoing relates to the Business transferred to the Buyer hereunder or is otherwise needed by the Buyer and/or Unidigital in order to comply with its obligations under applicable securities, tax, environmental, employment or other laws and regulations.

         9.5               Cooperation in  Litigation.  Each  party  hereto will
                           --------------------------
fully cooperate with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the conduct of the Business prior to or after the date hereof (other than litigation arising out of the transactions contemplated by this Agreement and except as otherwise expressly provided herein). The party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the party providing such cooperation and of its officers, directors, employees and agents reasonably incurred in connection with providing such cooperation, but shall not be responsible to reimburse the party providing such cooperation for such party's time spent in such cooperation or the salaries or costs of fringe benefits or similar expenses paid by the party providing such cooperation to its officers, directors, employees and agents while assisting in the defense or prosecution of any such litigation or proceeding.

         9.6               Customer   and   Other  Business  Relationships.  The
                           -----------------------------------------------
Selling Parties will cooperate with the Buyer in its efforts to continue and maintain, with lessors, licensors, customers, suppliers and other business associates of any of the Selling Parties, the same business relationships with the Buyer after the Closing as maintained with such Selling Party before the Closing, with respect to the business to be carried on by the Buyer utilizing the Assets. The Selling Parties will refer to the Buyer all inquiries relating to the Business from customers and all such other persons. The Selling Parties will not take any action designed or intended to have the effect of discouraging any customer or such other person from continuing or maintaining the same such business with the Buyer after the Closing. The Selling Parties shall use their best efforts to satisfy any liability or obligation not assumed by the Buyer hereunder in a manner which is not detrimental to the Buyer's relationships with suppliers and vendors.

         9.7               Subrogation.  If  the  Buyer  or  Unidigital  becomes
                           -----------
liable for or suffers any damage with respect to any matter that was covered by insurance maintained by the Selling Parties at or before the Closing, the Buyer and Unidigital, as the case may be, shall be and hereby are subrogated to any rights of the Selling Parties under such insurance coverage. The Selling Parties shall promptly remit to the Buyer or Unidigital, as the case may be, any insurance proceeds any of them may receive on account of any such liability or damage.

         10.               Indemnification and Reimbursement
                           ---------------------------------

         10.1              Indemnification.
                           ---------------

                  (a) The Selling Parties shall indemnify, defend and hold harmless the Buyer and any parent, subsidiary or affiliate thereof and all directors, officers, employees, agents and consultants of each of the foregoing (collectively, the "BUYER GROUP") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities (whether absolute, accrued, contingent or otherwise), costs and expenses, including but not limited to, interest, penalties and attorneys' fees and expenses (collectively, "DAMAGES"), asserted against, imposed upon or incurred by the Buyer Group or any member thereof, directly or indirectly, by reason of or resulting from or relating to any of the following (but in any event excluding the Assumed Liabilities):

                    (i)     liability  and obligation  of either of the  Selling
Parties;

                    (ii) misrepresentation or breach of warranty or covenant or agreement by either of the Selling Parties made or contained in this Agreement or in any certificate, document, writing or instrument furnished or to be furnished to the Buyer under this Agreement;

                    (iii)   failure  to  comply  with  any bulk sales or similar

laws applicable to the transactions contemplated hereby; and

                    (iv) litigation or other claim of any nature whatsoever arising from acts, failures to act or events which occurred prior to the time of the Closing including, without limitation, (A) Environmental Conditions and (B) claims for product failure or defect (including but not limited to claims for personal injury, property damages and breach of warranty) which relate to any product manufactured or sold prior to the date hereof.

                  (b) The Buyer and Unidigital shall indemnify, defend and hold harmless the Seller and any parent, subsidiary or affiliate thereof and all directors, officers, employees, agents and consultants of the foregoing (collectively, the "SELLER GROUP") from and against all Damages asserted against, imposed upon or incurred by the Seller Group or any member thereof, directly or indirectly, by reason of or resulting from or relating to the Assumed Liabilities.

         10.2              CERCLA.  Nothing  contained in this  Agreement  shall
                           ------
be deemed a waiver of the right of the Buyer to maintain a private party cost recovery action under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.
                                      ------

         10.3              Notice  and  Defense  of Claims. The Selling Parties'
                           -------------------------------
obligations and liabilities hereunder with respect to claims resulting from the assertion of liability by the Buyer or third parties shall be subject to the following terms and conditions:

                  (a) Notice. The party seeking indemnification hereunder (each, an "INDEMNIFIED PARTY") shall give prompt written notice to the party from whom indemnification is being sought (each, an "INDEMNIFYING PARTY") of any claim or event known to it which does or may give rise to a claim by the Indemnified Party against the Indemnifying Party for which the Indemnified Party believes it is entitled to indemnification pursuant to this Section 10 of this Agreement, stating the nature and basis of said claims or events and the amounts thereof, to the extent known, and in the case of any claim, action, suit or proceeding brought by any third party, a copy of any claim, process or legal pleadings with respect thereto promptly after any such documents are received by the Indemnified Party. Such notice shall be given in accordance with Section 12 hereof.

                  (b)  Third Party Claims or Actions.
                       -----------------------------

                    (i) In the event any claim, action, suit or proceeding is made or brought by any third party against the Indemnified Party, with respect to which the Indemnifying Party may have liability for Damages under this Section 10 of this Agreement, the Indemnifying Party shall, at its own expense, be entitled to participate in and, to the extent that it shall wish, jointly and with any other indemnifying party, to assume the defense, with independent counsel reasonably satisfactory to the Indemnified Party, provided that in assuming the defense of any such third party claim, action, suit or proceeding, the Indemnifying Party acknowledges in writing to the Indemnified Party that the Indemnifying Party shall thereafter be liable for any Damage with respect to such claim, action, suit or proceeding.

                    (ii) If the Indemnifying Party elects to assume control of such defense or settlement, they shall conduct such defense or settlement in a manner reasonably satisfactory and effective to protect the Indemnified Party fully; the Indemnifying Party and its counsel will keep the Indemnified Party fully advised as to its conduct of such defense or settlement, and no compromise or settlement shall be agreed or made without the written consent of the Indemnified Party. In any case, the Indemnified Party shall have the right to employ its own counsel and such counsel may participate in such action, but the reasonable fees and expenses of such counsel shall be at the expense of the Indemnified Party, when and as incurred, unless (A) the employment of counsel by the Indemnified Party has been authorized in writing by the Indemnifying Party,
(B) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of the defense of such action, (C) the Indemnifying Party shall not in fact have employed independent counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action and shall have been so notified by the Indemnified Party, (D) the Indemnified Party shall have reasonably concluded and specifically notified the Indemnifying Party either that there may be specific defenses available to it which are different from or additional to those available to it or that such claim, action, suit or proceeding involves or could have a material adverse effect upon it beyond the financial resources of the Indemnifying Party or the scope of this Agreement, or
(E) the Indemnifying Party fails to conduct such defense or settlement in a manner reasonably satisfactory to protect the Indemnified Party fully. If clause
(B), (C), (D) or (E) of the preceding sentence shall be applicable, then counsel for the Indemnified Party shall have the right to direct the defense of such claim, action, suit or proceeding on behalf of the Indemnified Party and the reasonable fees and disbursements of such counsel shall constitute Damages hereunder.

                    (iii) If the Indemnifying Party does not elect to assume the defense of any such claim, or if they fail to conduct said defense or settlement in a manner reasonably satisfactory to protect the Indemnified Party fully, the Indemnified Party may engage independent counsel selected by the Indemnified Party to assume the defense and may contest, pay, settle or compromise any such claim on such terms and conditions as the Indemnified Party may determine. The reasonable fees and disbursements of such counsel shall constitute Damages hereunder.

                    (iv) The Indemnified Party and the Indemnifying Party, as the case may be, shall be kept fully informed of such claim, action, suit or proceeding at all stages thereof whether or not such party is represented by its own counsel.

         10.4              Cooperation. The  parties hereto  agree  to render to
                           -----------
each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any claim, action, suit or proceeding brought by any third party. Where counsel has been selected by the Indemnifying Party or by the Indemnified Party pursuant to Section 10.3, the Indemnifying Party or the Indemnified Party, as the case may be, shall be entitled to rely upon the advice of such counsel in the conduct of the defense.

         10.5              Confidentiality.  The  parties agree  to cooperate in
                           ---------------
such a manner as to preserve in full the confidentiality of all confidential business records and the attorney-client and work-product privileges. In connection therewith, each party agrees that (a) it will use its best efforts, in any action, suit or proceeding in which it has assumed or participated in the defense, to avoid production of confidential business records and (b) all communications between any party hereto and counsel responsible for or participating in the defense of any action, suit or proceeding shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

         10.6              Right of Offset.  The  Buyer  may  offset any and all
                           ---------------
Damages owed by the Selling Parties to the Buyer Group pursuant to this Section 10 against any Cash Consideration, Accounts Receivable Proceeds or Earnout Payment due to Seller hereunder. Neither the exercise of nor the failure to exercise such right or to give notice of a claim under the Escrow Agreement shall constitute an election of remedies or limit the Buyer in any manner in the enforcement of any other legal or equitable remedies that may be available to the Buyer. Unless the parties can agree as to the amount of a reserve to be held from those sums due Sellers hereunder, pending the resolution of an unliquidated claim against Buyer for which Seller is entitled to indemnification hereunder, the amount of such reserve shall be arbitrated pursuant to Paragraph 6.6 hereof.

         11.               Notices. Any notices or other communications required
                           -------
or permitted hereunder shall be sufficiently given if in writing (including telecommunications) and delivered personally or sent by fax or other wire transmission (with request for assurance in a manner typical with respect to communications of that type), federal express or other overnight air courier (postage prepaid), registered or certified mail (postage prepaid with return receipt requested), addressed as follows or to such other address of which the parties may have given notice:

         To the Seller:                     Peter X(+C) Limited
                                            130 Beekman Street
                                            New York, NY 10038
                                            Attn:  Peter Ksiezopolski
                                            Tel. No.: (917) 749-7812
                                            Fax No.:  (___) ___-_____

         With a copy to:                    Feldman Grodeck
                                            3 ADP Boulevard
                                            Roseland, NJ 07068
                                            Attn:  Richard A. Feldman, Esq.
                                            Tel. No.: (973) 535-0900
                                            Fax No.:  (973) 535-9070

         To the Buyer or Unidigital:        Unidigital Inc.
                                            229 West 28th Street
                                            New York, New York  10001
                                            Attn:  Mr. William Dye,
                                                   Chief Executive Officer
                                            Tel. No.: (212) 244-7820
                                            Fax No.:  (212) 244-7815

         With a copy to:                    Buchanan Ingersoll Professional
                                            Corporation
                                            500 College Road East
                                            Princeton, New Jersey  08540
                                            Attn:  David J. Sorin, Esq.
                                            Tel. No.: (609) 987-6800
                                            Fax No.:  (609) 520-0360

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally or by wire transmission; (b) on the next business day after mailing or deposit with an overnight air courier; or (c) five business days after being sent, if sent by registered or certified mail.

         12.               Successors  and  Assigns.  This  Agreement  shall  be
                           ------------------------
binding upon and inure to the benefit of the parties hereto and their respective heirs successors and assigns. Neither the Seller nor the Buyer may assign all or a portion of its rights and obligations hereunder without the prior written consent of the other party, except that the Buyer may assign all or a portion of its rights and obligations hereunder to an Affiliate of the Buyer, provided that the Buyer shall remain liable for the performance of the Buyer's obligations under this Agreement. Any assignment in contravention of this provision shall be void.

         13.               Entire Agreement; Amendments; Attachments.
                           -----------------------------------------

                  (a) This Agreement, all Schedules and exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties except as expressly provided herein. The Buyer and the Seller, by the consent of their respective Boards of Directors, or officers authorized by such

Boards, may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the Buyer and the Seller.

                  (b) If the provisions of any schedule or exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of the Agreement shall prevail. The exhibits and schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

         14.               Expenses.  Except  as  otherwise  expressly  provided
                           --------
herein, the Buyer and the Seller shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.

         15.               Governing Law. This  Agreement shall  be governed  by
                           -------------
and construed in accordance with the laws of the State of New York, without reference to conflicts of laws rules or principles.

         16.               Section  Headings.  The section  headings are for the
                           -----------------
convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

         17.               Severability.  The invalidity or  unenforceability of
                           ------------
any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         18.               Counterparts.  This  Agreement  may  be  executed  in
                           ------------
one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

         19.               Currency.  Unless  otherwise  indicated,  all  dollar
                           --------
amounts referred to in this Agreement are in United States funds.

         20.               Waiver.  The  rights and  remedies of  the parties to
                           ------
this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party,
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         21.               Ambiguity  in  Drafting.  Each party  shall have been
                           -----------------------
deemed to have participated equally in the drafting of this Agreement and the agreements contemplated hereby and any ambiguity in any such contracts shall not be construed against any purported author thereof.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

(Corporate Seal)                            SELLER:

ATTEST:                                     PETER X(+C) LIMITED



/s/Kathy Wright                             By:/s/Peter X. Ksiezopolski
-----------------------------                  ---------------------------------
Assistant Secretary                            Name:  Peter X. Ksiezopolski
                                               Title: President



                                            SHAREHOLDER:

                                            /s/Peter X. Ksiezopolski
                                            --------------------------------
                                            Peter X. Ksiezopolski


(Corporate Seal)                            BUYER:

ATTEST:                                     UNISON (NY), INC.



/s/Peter Saad                               By:/s/William E. Dye
-----------------------------                  ------------------------------
Secretary                                      Name:   William E. Dye
                                               Title:  Chairman of the Board

(Corporate Seal)

ATTEST:                                     UNIDIGITAL INC.



/s/Peter Saad                               By:/s/William E. Dye
-----------------------------                  ------------------------------
Assistant Secretary                            Name:   William E. Dye
                                               Title:  Chief Executive Officer